UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20429


                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       August 9, 2005
                                                      ----------------

                                   INTELIDATA TECHNOLOGIES CORPORATION
                            (Exact name of registrant as specified in charter)


              Delaware                     000-21685              54-1820617
--------------------------------------------------------------------------------
  (State or other jurisdiction of           (Commission File      (IRS Employer
           incorporation)                     Number)             Identification
                                                                          No.)


11600 Sunrise Valley Drive, Suite 440, Reston, Virginia             20191
------------------------------------------------------------ -------------------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code            (703) 259-3000
--------------------------------------------------------------------------------
                                Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          Written  communications  pursuant to Rule 425 under the Securities Act
----      (17 CFR 230.425)

 X        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
----      CFR 240.14a-12)

          Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
----      Exchange Act (17 CFR 240.14d-2(b))

          Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
----      Exchange Act (17 CFR 240.13e-4(c))

                       Section 2 -- Financial Information

Item 2.02. Results of Operations and Financial Condition.

     On August 9, 2005, the Company issued a press release reporting its results of operations and financial condition for the three-month and six-month periods ended June 30, 2005. A copy of this press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

     In accordance with General  Instruction B.2 of Form 8-K, the information in
Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.



                 Section 9 -- Financial Statements and Exhibits

Item 9.01.  Financial Statement and Exhibits.

     (c)  Exhibits.

          99.1 Press release, dated August 9, 2005, issued by InteliData Technologies Corporation.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 9, 2005

                                            INTELIDATA TECHNOLOGIES CORPORATION



                      By:       /s/ Monique L. Marcus
                                -------------------------------------------
                                Name: Monique L. Marcus
                                Title:   Vice President, Finance & Treasurer
                                        (Principal Accounting Officer)

                                  EXHIBIT INDEX

Exhibit Number                      Exhibit
--------------                      -------
   99.1 Press release, dated August 9, 2005, issued by InteliData Technologies Corporation.

                                                                    Exhibit 99.1

FOR IMMEDIATE RELEASE                          Contact:  Alfred S. Dominick, Jr.
August 9, 2005                                 Chief Executive Officer
                                               (703) 259-3000


                    INTELIDATA REPORTS SECOND QUARTER RESULTS


     RESTON, VA, August 9, 2005 - InteliData Technologies Corp. (Nasdaq: INTD), a leading provider of electronic bill payment and presentment ("EBPP") technologies, today announced financial results for the three-month and six-month periods ended June 30, 2005.

     Revenues for the second quarter of 2005 totaled $2,391,000, a decrease of $1,355,000 from the $3,746,000 reported for the second quarter of 2004.

     Gross profit for the three-month period ended June 30, 2005 totaled $1,436,000 with a resulting gross margin of 60%. This compares to a gross profit of $1,971,000 and a gross margin of 53% for the same period in 2004.

     The net losses for the three-month periods ended June 30, 2005 and 2004 were $1,373,000, or $0.03 per share, and $27,363,000, or $0.53 per share, respectively. In the second quarter of 2004, the Company recorded a non-cash goodwill impairment charge in the amount of $25,771,000, or $0.50 per share, that contributed to the net loss. Excluding the impact of the non-cash goodwill impairment charge, net loss for the second quarter of 2004 would have been $1,592,000 or $0.03 per share.

     Cash and cash equivalents as of June 30, 2005 totaled $733,000, compared to $1,253,000 as of the beginning of the quarter. Because the Company has recurring losses from operations and is experiencing difficulty in generating cash flow, there is substantial doubt about its ability to continue as a going concern. Management's plans concerning these matters are described in the quarterly report on Form 10-Q.

     As previously announced, the Company entered into a definitive agreement to be acquired by Corillian Corporation on March 31, 2005. In exchange for all the outstanding shares of Company common stock, Corillian will issue approximately 4,918,000 shares of Corillian common stock and will pay approximately $4,330,000 in cash, subject to adjustment. Under the terms of the agreement, each outstanding share of the Company's common stock will be converted into the right to receive approximately 0.0956 shares of Corillian's common stock and $0.0841 in cash without interest. The closing of this transaction is subject to, among other things, the approval of the Company's stockholders. The Company's stockholders meeting is scheduled for August 18, 2005 and the closing of the transaction is anticipated to occur shortly thereafter. However, there can be no assurances that the acquisition will be completed or as to the timing thereof.

     "We are continuing to work with Corillian on a seamless transition," said Alfred S. Dominick, Jr., Chairman and CEO. "We are also joining forces to market the combined company and its products to existing customers and prospects. The transition plans and the coordination efforts are facilitating an orderly cutover. We continue to believe that this transaction is in the best interests of our shareholders, our customers, and our employees."

     The attached financial information compares the results of operations for the three-month and six-month periods ended June 30, 2005 to the same periods in 2004, as restated, and the balance sheets as of June 30, 2005 and December 31, 2004.

     Refer to the Form 10-Q for the period ended June 30, 2005 for additional information regarding the restatement referred to above.

About  InteliData Technologies Corporation

With over a decade of experience, InteliData provides online banking and electronic bill payment and presentment ("EBPP") technologies and services to leading banks, credit unions, financial institution processors and credit card issuers. The Company develops and markets software products that offer proven scalability, flexibility and security in supplying real-time, Internet-based banking services to its customers. Visit the Company's Web site at www.InteliData.com.
-------------------

"Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995:

This release contains forward-looking statements within the meaning of the Securities Act of 1933, the realization of which may be impacted by the factors discussed below. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the "Act"). The Company cautions readers that the following important factors, among others, in some cases have affected the Company's actual results, and could cause the Company's actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Company. The following list of factors should not be construed as exhaustive or as any admission regarding the adequacy of disclosures made by the Company prior to the date hereof or the effectiveness of the Act. Additionally, the Company is not under any obligation (and expressly disclaims an obligation) to update or alter its forward-looking statements, whether as a result of new information or otherwise. We wish to caution you that such risks and uncertainties include, but are not limited to:

o the stockholders of InteliData may fail to approve the merger with Corillian or other conditions to closing of the merger may not be satisfied;
o the operating costs, customer loss and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected;
o the businesses of Corillian and InteliData may not be combined successfully, or such combination may take longer to accomplish than expected;
o    our ability to continue funding operating losses;
o the impact of declines in our stock price and our ability to maintain minimum listing standards of the NASDAQ stock markets; o different assumptions regarding cash flows (for example, either based on varying costs of capital, changes in underlying economic assumptions, or any resulting financial or strategic transactions) affecting valuation analyses;
o our ability to develop, sell, deliver and implement our payment solution products and services, some of which are largely unproven in a production environment, to financial institution customers;
o our ability to manage our expenses in line with anticipated business levels;
o    our ability to complete product implementations in required time frames;
o our ability to maintain customers and increase our recurring revenues and/or reduce operating costs associated with our ASP business in order to make this operation profitable or the impact of our termination of our ASP operations;
o our ability to retain key customers and to increase revenues from existing customers;
o the impact of customers deconverting from use of our products and services to the use of competitive products or in-house solutions;
o the effect of planned customer migrations from outsourced solutions to in-house solutions with a resulting loss of recurring revenue;
o the impact of competitive products, pricing pressure, product demand and market acceptance risks;
o the pace of consumer acceptance of online banking and reliance on our bank clients to increase usage of Internet banking by their customers;
o the effect of general economic conditions on the financial services industry;
o    mergers and acquisitions;
o    the risks of integration of our technology;
o the ability of financial institution customers to implement applications in the anticipated time frames or with the anticipated features, functionality or benefits;
o    our reliance on key strategic alliances and newly emerging technologies;
o our ability to leverage our third-party relationships into new business opportunities;
o the on-going viability of the mainframe marketplace and demand for traditional mainframe products;
o    our ability to attract and retain key employees;
o    the availability of cash for long-term growth;
o    product obsolescence;
o    our ability to reduce product costs;
o    fluctuations in our operating results;
o    delays in development of highly complex products;

o the ability to comply with, and incur the costs related to, the provisions of Section 404 of the Sarbanes-Oxley Act of 2002 requiring that management perform an evaluation of its internal controls over financial reporting and have its independent auditors attest to such evaluation; and
o other risks detailed from time to time in our filings with the Securities and Exchange Commission, including the risk factors disclosed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

These risks could cause the Company's actual results for 2005 and beyond to differ materially from those expressed in any forward-looking statements made by, or on behalf of, InteliData. The foregoing list of factors should not be construed as exhaustive or as any admission regarding the adequacy of disclosures made by the Company prior to the date hereof or the effectiveness of said Act. InteliData is not under any obligation (and expressly disclaims an obligation) to update or alter its forward-looking statements, whether as a result of new information or otherwise.


Additional Information about the Merger and Where to Find It

In connection with the merger between Corillian and InteliData, Corillian has filed with the Securities and Exchange Commission (the "SEC") a Registration Statement on Form S-4 which will contain the proxy statement/prospectus of InteliData and Corillian, in addition to other relevant documents concerning the merger with the SEC. We urge investors to read the proxy statement/prospectus and any other relevant documents when they become available because they will contain important information about InteliData, Corillian and the merger. Investors will be able to obtain the documents free of charge at the SEC's web site, http://www.sec.gov. In addition, documents filed with the SEC by Corillian can be obtained by contacting Corillian at the following address and telephone number: 3400 NW John Olsen Place, Hillsboro, Oregon 97124, (800) 863-6445. Documents filed by InteliData with the SEC can be obtained by contacting InteliData at the following address and telephone number: 11600 Sunrise Valley Drive, Suite 440, Reston, Virginia 20191, (800) 878-1053. We urge you to carefully read the proxy statement/prospectus and any other relevant documents when they become available before making a decision concerning the merger.

InteliData and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of InteliData in connection with the merger. Information about the directors and executive officers of InteliData and their ownership of InteliData common stock is set forth in the proxy statement/prospectus, dated July 7, 2005, for InteliData's 2005 annual meeting of stockholders, as filed with the SEC.


                                      # # #

                       INTELIDATA TECHNOLOGIES CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                       JUNE 30, 2005 AND DECEMBER 31, 2004
                  (in thousands, except share data; unaudited)

                                                                                         2005            2004
                                                                                    ------------    ------------
ASSETS

CURRENT ASSETS
     Cash and cash equivalents                                                      $        733    $      3,223
     Accounts receivable, net                                                              2,144           1,437
     Other receivables                                                                        11              16
     Prepaid expenses and other current assets                                               235             545
                                                                                    ------------    ------------
         Total current assets                                                              3,093           5,221

NONCURRENT ASSETS
     Property and equipment, net                                                             594             833
     Intangible asset, net                                                                 3,980           4,340
     Other assets                                                                            211             211
                                                                                    ------------    ------------

TOTAL ASSETS                                                                        $      7,878    $     10,605
                                                                                    ============    ============

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
     Accounts payable                                                               $      2,443    $      1,003
     Accrued expenses                                                                      1,594           2,223
     Deferred revenues                                                                     1,247           1,269
     Liabilities of discontinued operations                                                   --              40
                                                                                    ------------    ------------
TOTAL CURRENT LIABILITIES                                                                  5,284           4,535
     Accrued expenses                                                                        106             225
     Deferred revenues                                                                        75             150
                                                                                    ------------    ------------
TOTAL LIABILITIES                                                                          5,465           4,910
                                                                                    ------------    ------------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
     Preferred stock, $0.001 par value; authorized 5,000,000 shares;
        no shares issued and outstanding                                                      --              --
     Common stock, $0.001 par value; authorized 100,000,000 shares;
        issued 52,164,000 shares in 2005 and 52,169,000 shares in 2004;
        outstanding 51,129,000 shares in 2005 and 51,134,000 shares in 2004                   52              52
     Additional paid-in capital                                                          307,017         307,020
     Treasury stock, at cost:  1,035,000 shares in 2005 and 2004                          (2,648)         (2,648)
     Deferred compensation                                                                    (9)            (23)
     Accumulated deficit                                                                (301,999)       (298,706)
                                                                                    ------------    ------------
TOTAL STOCKHOLDERS' EQUITY                                                                 2,413           5,695
                                                                                    ------------    ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                          $      7,878    $     10,605
                                                                                    ============    ============


                                       10
                       INTELIDATA TECHNOLOGIES CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                THREE AND SIX MONTHS ENDED JUNE 30, 2005 AND 2004
                (in thousands, except per share data; unaudited)


                                                             Three Months Ended                  Six Months Ended
                                                                      June 30,                          June 30,
                                                          -----------------------------   ------------------------------

                                                              2005             2004              2005             2004
                                                          -----------       -----------     ------------     -----------
                                                                           (as restated)                    (as restated)

Revenues                                                  $     2,391       $     3,746     $      5,335     $     7,338
Cost of revenues                                                  955             1,775            2,212           3,555
                                                          -----------       -----------     ------------     -----------
Gross profit                                                    1,436             1,971            3,123           3,783

Operating expenses
     General and administrative                                 1,634             1,888            3,756           3,458
     Sales and marketing                                           53               377              112             672
     Research and development                                     933             1,120            2,175           2,426
     Goodwill impairment charge                                    --            25,771               --          25,771
     Amortization of intangible asset                             180               180              360             360
                                                          -----------       -----------     ------------     -----------
         Total operating expenses                               2,800            29,336            6,403          32,687
                                                          -----------       -----------     ------------     -----------

Operating loss                                                 (1,364)          (27,365)          (3,280)        (28,904)
Other income (expenses), net                                       (9)                2              (13)              8
                                                          -----------       -----------     ------------     -----------

Loss before income taxes                                       (1,373)          (27,363)          (3,293)        (28,896)
Provision for income taxes                                         --                --               --              --
                                                          -----------       -----------     ------------     -----------

Net loss                                                  $    (1,373)      $   (27,363)    $     (3,293)    $   (28,896)
                                                          ===========       ===========     ============     ===========




Basic and diluted earnings (loss) per common shares       $     (0.03)      $     (0.53)    $      (0.06)    $     (0.56)
                                                          ===========       ===========     ============     ===========

Basic and diluted weighted-average
     common shares outstanding                                 51,083           51,159            51,084          51,168
                                                          ===========      ===========       ===========      ==========
